SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
           SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___________)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2)
|X| Definitive Proxy Statement/Revised Material
| | Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           GEOTEK COMMUNICATIONS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|_| $125 per Exchange Act Rules 0-11(c)(1)(ii), WP-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
|_| $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5) Total fee paid:

|X| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amounts Previously Paid:

2)       Form, Schedule or Registration Statement No.:

3)       Filing Party:

4)       Date Filed:





                           GEOTEK COMMUNICATIONS, INC.
                                  20 Craig Road
                           Montvale, New Jersey 07645


                                                                   May 21, 1996

DEAR STOCKHOLDER:

         We previously sent you a Proxy Statement, dated April 30, 1996 (the "Proxy Statement") relating to the Annual Meeting of Stockholders (the "Annual Meeting") of Geotek Communications, Inc. (the "Corporation") to be held on June 3, 1996 at 10:00 a.m., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York.

         As a result of developments since the time of the mailing of the Proxy Statement, we are providing you with the attached Supplement to Proxy Statement (the "Supplement"), which includes additional information for your consideration of "PROPOSAL II: Approval of an Amendment to the Corporation's Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock to 135,000,000 Shares of Common Stock."

         Your vote is important, and we urge you to give the Proxy Statement and the Supplement your immediate attention. You have already received a proxy on which you can vote (whether or not you plan to attend the Annual Meeting) and you may have already returned the proxy. In this regard, in the event you have already returned the proxy and do not wish to change any vote set forth therein, you need not take any further action. However, we have enclosed a second proxy for your use in case you have misplaced the proxy previously sent to you or in case you wish to change your vote.

                                          Sincerely,


                                          YARON I. EITAN
                                          President and Chief Executive Officer

                           GEOTEK COMMUNICATIONS, INC.
                                  20 Craig Road
                           Montvale, New Jersey 07645
                                 --------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 1996
                                 --------------

                          SUPPLEMENT TO PROXY STATEMENT

         This is a Supplement to the Proxy Statement, dated April 30, 1996, first mailed to the stockholders of the Corporation on April 30, 1996. This Supplement contains additional information for your consideration of "PROPOSAL
II: Approval of an Amendment to the Corporation's Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock to 135,000,000 Shares of Common Stock."

         The information contained herein supplements, and should be read in conjunction with, the information contained in the Proxy Statement, beginning on page 7, captioned "PROPOSAL II - PURPOSES AND EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK."

         As discussed in the Proxy Statement, the proposed amendment to the Corporation's Restated Certificate of Incorporation would increase the number of shares of Common Stock, par value $.01 per share ("Common Stock"), which the Corporation is authorized to issue from 99,000,000 to 135,000,000. The additional 36,000,000 shares, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.

         Since the time of the mailing of the Proxy Statement, the Corporation has reached an agreement in principle with respect to an offering (the "Offering") to a group of investors associated with the Charles R. Bronfman family and with the Jonathan Kolber family and Renaissance Fund LDC (the "Investor Group") to sell shares of a newly created series of the Corporation's Series N Cumulative Convertible Preferred Stock (the "Series
N Stock") and warrants (the "Warrants") to purchase shares of Common
Stock. The minimum and maximum amounts of gross proceeds to be received by the Company in the Offering are $45,000,000 (the "Minimum Amount") and $55,000,000 (the "Maximum Amount").

         The Series N Stock being offered will be convertible at any time by the holder thereof into shares of Common Stock at a price of $11 per share of Common Stock. The Corporation will be able, at its option, to call the Series N Stock for mandatory conversion at any time after the second anniversary of the date of issuance of the Series N Stock in the event the average closing price of the Common Stock is greater than $17.75 (subject to certain adjustments for the number of shares outstanding) for any twenty consecutive trading days. In addition, annual dividends on the Series N Stock shall accrue at the rate of 10% and will be payable quarterly in shares of Common Stock until all the shares of Series N Stock have been converted. Each share of Series N Stock will entitle the holder thereof to certain voting rights, including the right to vote on all matters voted on by holders of Common Stock as if such Series N Stock had already been converted. The Warrants will be exercisable at any time before the fifth anniversary of their issuance to purchase shares of Common Stock at an exercise price of $11 per share. The actual number of shares of Common Stock issuable upon exercise of the Warrants will be between 1,350,000 and 1,650,000 depending on the amount of subscriptions accepted by the Company in the Offering. The Investor Group will have certain registration rights with respect to the shares of Common Stock issuable (i) with respect to dividends payable on the Series N Stock, (ii) upon conversion of the Series N Stock, and (iii) upon exercise of the Warrants.

         Consummation of the transactions contemplated by the Offering is subject to (i) the approval of Proposal II by the Corporation's stockholders,
(ii) the Corporation's receiving subscriptions for the Minimum Amount and (iii) other customary conditions, including the negotiation and execution of definitive agreements. There can be no assurance that Offering will be consummated, or if consummated, as to the ultimate number of shares of Series N Stock and Warrants that will be issued in the Offering.

         As of the date hereof, the Investor Group has agreed in principle to invest the Minimum Amount. Based on the Minimum Amount, a total of 5,440,909 (subject to adjustment under certain circumstances) shares of Common Stock will be issuable upon conversion of the Series N Stock and exercise of the Warrants to be issued in the Offering. In the event the Corporation receives subscriptions for the Maximum Amount, a total of 6,650,000 (subject to adjustment in certain circumstances) shares of Common Stock will be issuable upon conversion of the Series N Stock and exercise of the Warrants to be issued in the Offering. As discussed above, additional shares of Common Stock will be issuable as dividends on the Series N Stock. The Corporation has not reserved for issuance the shares of Common Stock issuable with respect to the Series N Stock and Warrants (the "Additional Unreserved Shares"). As of May 14, 1996, the Corporation had 57,498,480 shares of Common Stock issued and outstanding and approximately 41,371,624 shares of Common Stock reserved for issuance by the Corporation (i) upon exercise of options granted under the Corporation's employee stock option plans, (ii) upon exercise of warrants issued in connection with the acquisition of certain operating subsidiaries of the Corporation and certain financing arrangements of the Corporation, (iii) upon conversion of convertible debt and the Company's other outstanding series of preferred stock (the "Preferred Stock"), and (iv) except as noted below with respect to the Unreserved Shares (as defined below), in connection with all transactions the Corporation has consummated through the date hereof. As of the date hereof, the Corporation had not reserved for issuance 11,646,026 shares of Common Stock (the "Unreserved Shares") issuable with respect to the four transactions described in the Proxy Statement.

          If all the above-referenced options and warrants were exercised, all outstanding shares of Preferred Stock and convertible debt were converted, and all the Unreserved Shares and Additional Unreserved Shares were issued as of May 14, 1996, the Corporation would have an aggregate of approximately 115,957,039 shares of Common Stock issued and outstanding (in the case of an Offering for the Minimum Amount) or approximately 117,166,130 shares of Common Stock issued and outstanding (in the case of an Offering for the Maximum Amount).

         The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to ensure that an adequate supply of authorized and unissued shares are available for (i) additional issuances under the Corporation's employee benefit plans, (ii) the raising of additional capital for the operations of the Corporation, or (iii) the financing of the acquisition of other businesses. Except as described above with respect to the Offering and as set forth in the Proxy Statement, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized and such shares would be available for issuance without further action by stockholders, unless required by the Corporation's Restated Certificate of Incorporation, its By-Laws or by applicable law.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION. The directors and officers of the Corporation intend to vote their shares in favor of this Proposal.

         Except as described above, there are no other changes to the discussion captioned "Proposed Effects of Increasing the Number of Authorized Shares of Common Stock" contained on pages 7 through 9 of the Proxy Statement.

         IN THE EVENT YOU HAVE SUBMITTED A PROXY AND DO NOT WISH TO CHANGE ANY VOTE SET FORTH THEREIN, YOU NEED NOT TAKE ANY FURTHER ACTION. IT IS IMPORTANT, IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR PREFERRED STOCK, AND YOU WISH TO CHANGE ANY PRIOR VOTE OR HAVE NOT YET VOTED, THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO CHANGE YOUR VOTE OR TO SUBMIT YOUR

VOTE FOR THE FIRST TIME, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.


         This Supplement to Proxy Statement is dated May 21, 1996 and is first being mailed to the Corporation's stockholders on or about May 21, 1996.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                                  COMMON STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Common Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                 SERIES H CUMULATIVE CONVERTIBLE PREFERRED STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series H Cumulative Covertible Preferred Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                 SERIES I CUMULATIVE CONVERTIBLE PREFERRED STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series I Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                 SERIES K CUMULATIVE CONVERTIBLE PREFERRED STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series K Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                 SERIES L CUMULATIVE CONVERTIBLE PREFERRED STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series L Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                 SERIES M CUMULATIVE CONVERTIBLE PREFERRED STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series M Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.